UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2008
Flagstar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)	1-16577 (Commission File Number)	38-3150651 (I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan (Address of Principal Executive Offices)	48098 (Zip Code)
Registrant’s telephone number, including area code: (248) 312-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02	Results of Operations and Financial Condition
     On July 17, 2008, Flagstar Bancorp, Inc. (“the Company”) issued a press release regarding its results of operations and financial condition for the three and six months ended June 30, 2008. The text of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the three and six months ended June 30, 2008 as part of its Form 10-Q covering those periods.
     The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
          (d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release of Flagstar Bancorp, Inc. dated July 17, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Date: July 18, 2008	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer